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                                                                    Exhibit 10.1
                                                                    ------------

                       FOURTH CONFIRMATION AND AMENDMENT
                       ---------------------------------


     THIS FOURTH CONFIRMATION AND AMENDMENT (this "Amendment") is dated this 7th day of February, 1997 and is effective as of December 31, 1996, by and among GRC INTERNATIONAL, INC., a Delaware corporation (the "Borrower"), SWL INC., a Virginia corporation ("SWL") GENERAL RESEARCH CORPORATION, a Virginia corporation (GRC), and MERCANTILE-SAFE DEPOSIT AND TRUST COMPANY, a Maryland banking institution (the "Bank").

                                    RECITALS
                                    --------

     WHEREAS, pursuant to that certain Amended and Restated Revolving Credit and Term Loan Agreement dated as of the 12th day of February, 1996, by and among the Bank, the Borrower, SWL and GRC, the Bank established (i) a $15,000,000 revolving credit facility (the "Revolving Credit Loan") in favor of the Borrower for general working capital purposes and other valid business purposes and (ii) a $5,000,000 facility (the "Acquisition Facility") for the stated purpose of providing bridge and/or term financing to fund acquisitions by the Borrower from time to time, on the condition that advances under such facility would be at the Bank's sole discretion; and

     WHEREAS, pursuant to that certain First Confirmation and Amendment (the "First Amendment") effective as of March 31, 1996, the parties amended the above-referenced Loan Agreement for the purpose, among other things, (i) of amending certain of the financial covenants of the Borrower established thereunder and (ii) of providing that advances under the Acquisition Facility may also be used for working capital and over valid business purposes, all as more particularly set forth therein; and

     WHEREAS, pursuant to that certain Second Confirmation and Amendment (the "Second Amendment") effective as of June 30. 1996, the parties amended the above-referenced Loan Agreement for the purpose, among other things, (i) of increasing the Revolving Credit Loan from $15,000,000 to $22,000,000 and (ii) of providing explicitly that the amount of the annual "Facility Fee" payable pursuant to Section 1.7 thereof shall be at least $25,000 (such Loan Agreement, as amended by the First Amendment and the Second Amendment, the "Loan Agreement"), and

     WHEREAS, pursuant to that certain Third Confirmation and Amendment (the "Third Amendment") effective as of June 30, 1996 the parties amended the above-referenced Loan Agreement for the purpose, among other things, (i) of extending the maturity of the Term Loan referenced in Section 1.1(a) thereof and (ii) of further amending certain financial covenants of the Borrower established thereunder; and

WHEREAS, simultaneously with the execution of the Third Amendment, the Borrower executed allonges to the promissory note evidencing such Term Loan and to certain other promissory notes of the Borrower in favor of the Bank, for the purpose of extending the maturities of the loans evidenced by such promissory notes; and
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     WHEREAS, the parties desire with this Amendment, among other things to amend the Loan Agreement to further amend certain financial covenants of the Borrower established thereunder; and

     WHEREAS, all capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Loan Agreement.

     NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby confirm and agree as follows:

     1. The Borrower, SWL and GRC hereby confirm their obligations under, and unconditionally and irrevocably covenant and agree to be bound by all of the terms, provisions, covenants and conditions contained in the Loan Agreement, as the same shall be amended hereby.

     2.  The Loan Agreement shall be amended as follows:

     (a) Section 4.15(c) shall be amended and restated in its entirety, to read as follows:

         (c) Consolidated Tangible Net Worth.  Consolidated tangible
             --------------------------------
     assets (excluding patents, copyrights, capitalized research and development costs, goodwill and other intangible assets) in excess of consolidated liabilities ("Consolidated Tangible Net Worth") by at least $4,000,000; provided that for purposes of such calculation, the Borrowers Consolidated Tangible Net Worth shall include debentures and other subordinated debt obligations issued by the Borrower that are convertible by the holders thereof into equity."

          (b) Sections 4.15(e) and 4.15(g) shall be deleted in their entirety.

     3. All other terns and conditions of the Loan Agreement shall remain unchanged and shall continue in full force and effect.

4. The Borrower, SWL and GRC (i) will execute and deliver to the Bank such additional financial statements, amendments to financing statements, continuation statements and other documents, certificates, instruments and agreements as the Bank deems necessary or advisable to accomplish or facilitate the transactions contemplated hereby and will pay all filing, recordation and registration fees and taxes incurred in connection therewith and (ii) will pay all costs and expenses (including reasonable legal expenses) incurred by the Bank in connection herewith.


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     IN WITNESS WHEREOF, the undersigned have executed and delivered this Third
Confirmation and Amendment under seal as of the day and year first above written.

ATTEST/WITNESS:                        GRC INTERNATIONAL, INC.


                 (SEAL)                By:                            (SEAL)
-----------------                         ----------------------------
                                          Name:
                                          Title

ATTEST/WITNESS:                        SWL INC.

                 (SEAL)                By:                           (SEAL)
-----------------                         ---------------------------
                                          Name:
                                          Title

ATTEST/WITNESS:                        GENERAL RESEARCH CORPORATION

                 (SEAL)                By:                            (SEAL)
-----------------                         ----------------------------
                                          Name:
                                          Title

ATTEST/WITNESS:                        MERCANTILE-SAFE DEPOSIT AND
                                        TRUST COMPANY

                 (SEAL)                By:                            (SEAL)
-----------------                         ----------------------------
                                          Name:
                                          Title

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